SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

September 25, 2006 (September 20, 2006)

DYNEGY INC.

DYNEGY HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Illinois	1-15659	74-2928353
Delaware	0-29311	94-3248415
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

1000 Louisiana, Suite 5800

Houston, Texas 77002

(Address of principal executive offices including Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry into a Material Definitive Agreement.

On September 20, 2006, Dynegy Power Marketing, Inc. (“DPM”), an indirect subsidiary of Dynegy Inc. (“Dynegy’) and Dynegy Holdings Inc. (“DHI”), entered into two BGS-FP Supplier Forward Contracts (“SFCs”) with Central Illinois Light Company d/b/a AmerenCILCO, Central Illinois Public Service Company d/b/a AmerenCIPS and Illinois Power Company d/b/a AmerenIP (collectively, the “Ameren Illinois Utilities”) to provide the Ameren Illinois Utilities with capacity, energy and related services. These agreements will replace, in part, the Power Purchase Agreement with Illinois Power Company that expires on December 31, 2006 in accordance with its terms.

Both of the SFCs are for services required by Ameren Illinois Utilities to serve their residential and commercial electric customers starting January 1, 2007. The products to be provided by DPM under both SFCs include electric energy and certain ancillary and other services necessary to serve full-requirements load. The first SFC extends through May 31, 2008 and is for 24 tranches of up to 50 MW per tranche. This amount translates to approximately 22.43% of the total Ameren Illinois Utilities’s relevant customers’ load during each hour of the contract period. Ameren Illinois Utilities’ load will not equal the anticipated peak load or maximum contract volume in every hour, but rather will generally equal some smaller amount in most hours due to normal load fluctuations resulting from time of day and seasonality and the requirement that we provide load following services. The pricing for the first SFC is $64.77 per MWH. The second SFC extends through May 31, 2009 and is for 4 tranches of up to 50 MW per tranche. This amount translates to approximately 3.74% of the total Ameren Illinois Utility’s relevant customers’ load during each hour of the contract period. Ameren Illinois Utilities’ load will not equal the anticipated peak load or maximum contract volume in every hour, but rather will generally equal some smaller amount in most hours due to normal load fluctuations resulting from time of day and seasonality and the requirement that we provide load following services. The pricing for the second SFC is $64.75 per MWH.

Both SFCs include credit provisions under which DPM may be required to post collateral in accordance with the mark-to-market calculations contained in the SFCs. The SFCs may be terminated prior to the end of their stated terms by mutual agreement of the parties or in accordance with various provisions in the event of a default by one of the parties. Under the SFCs, DPM bears various risks associated with the services to be provided including those associated with changes in market rules, changes in the number of applicable customers ultimately served by the Ameren Illinois Utilities and the aggregate load of those customers, and DPM’s ability to provide these services from its affiliated generating assets and/or to procure such services from third parties.

The terms and conditions of both agreements were stipulated as part of the auction process adopted in a regulatory proceeding before the Illinois Commerce Commission (“ICC”), which proceeding is currently the subject of several appeals by various parties (including the Illinois Attorney General). There remains the possibility of political, legislative, judicial and/or regulatory actions over the next several months that could alter the parties’ rights and obligations under or relating to the SFCs.

The foregoing description of the SFCs does not purport to be complete and is qualified in its entirety by reference to the agreements filed herewith as Exhibits 10.1 and 10.2.

FORWARD-LOOKING STATEMENTS

Certain statements included in this Current Report on Form 8-K are intended as “forward-looking statements.” These statements include assumptions, expectations, predictions, intentions or beliefs about future events, particularly the statements concerning: services and products to be provided under the SFC’s and expectations on pricing under the SFC’s. Dynegy cautions that actual future results may vary materially from those expressed or implied in any forward-looking statements. Some of the key factors that could cause actual results to vary materially from those targeted, expected or implied include: an adverse outcome from the appeals process of the Illinois auction and future political, legislative, judicial or regulatory actions. More information about the risks and uncertainties relating to these forward-looking statements is found in the SEC filings of Dynegy and DHI, including their Annual Reports on Form 10-K for the year ended Dec. 31, 2005, as amended, their Quarterly Reports on Form 10-Q for the quarter ended March 31, 2006, and their Quarterly Reports on Form 10-Q for the quarter ended June 30, 2006, which are available free of charge on the SEC’s web site at http://www.sec.gov. Dynegy and DHI expressly disclaims any obligation to update any forward-looking statements contained in this Form 8-K to reflect events or circumstances that may arise after the date of this release, except as otherwise required by applicable law.

WHERE YOU CAN FIND MORE INFORMATION

Dynegy will file a proxy statement/prospectus with the SEC in connection with the previously announced proposed merger with the LS Power. Investors and security holders are urged to carefully read the important information contained in the materials regarding the proposed transaction when it becomes available. Investors and security holders will be able to obtain a copy of the proxy statement/prospectus and other relevant documents, free of charge, at the SEC’s web site at www.sec.gov. Copies of the proxy statement/prospectus may also be obtained by writing Dynegy Inc. Investor Relations, 1000 Louisiana Street, Houston, Texas 77002 or by calling 713-507-6466.

Dynegy, the LS Power and their respective directors, executive officers, partners and other members of management and employees may be deemed to be participants in the solicitation of proxies from Dynegy’s shareholders in respect of the proposed transaction. Information regarding Dynegy’s directors and executive officers is available in the company’s proxy statement for its 2006 Annual Meeting of Shareholders, dated April 3, 2006. Additional information regarding the interests of such potential participants will be included in the forthcoming proxy statement/prospectus and other relevant documents filed with the SEC when they become available.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Document

10.1	BGS-FP Supplier Forward Contract by and between Dynegy Power Marketing, Inc., Central Illinois Light Company d/b/a AmerenCILCO, Central Illinois Public Service Company d/b/a AmerenCIPS and Illinois Power Company d/b/a AmerenIP dated September 20, 2006. (Term through May 31, 2008)

10.2	BGS-FP Supplier Forward Contract by and between Dynegy Power Marketing, Inc., Central Illinois Light Company d/b/a AmerenCILCO, Central Illinois Public Service Company d/b/a AmerenCIPS and Illinois Power Company d/b/a AmerenIP dated September 20, 2006. (Term through May 31, 2009)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC. (Registrant)

Dated: September 25, 2006	By:	/S/ KENT R. STEPHENSON
	Name:	Kent R. Stephenson
	Title:	Senior Vice President

DYNEGY HOLDINGS INC. (Registrant)

Dated: September 25, 2006	By:	/S/ KENT R. STEPHENSON
	Name:	Kent R. Stephenson
	Title:	Senior Vice President

EXHIBIT INDEX

Exhibit No.	Document

10.1	BGS-FP Supplier Forward Contract by and between Dynegy Power Marketing, Inc., Central Illinois Light Company d/b/a AmerenCILCO, Central Illinois Public Service Company d/b/a AmerenCIPS and Illinois Power Company d/b/a AmerenIP dated September 20, 2006. (Term through May 31, 2008)

10.2	BGS-FP Supplier Forward Contract by and between Dynegy Power Marketing, Inc., Central Illinois Light Company d/b/a AmerenCILCO, Central Illinois Public Service Company d/b/a AmerenCIPS and Illinois Power Company d/b/a AmerenIP dated September 20, 2006. (Term through May 31, 2009)